UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1:	Report(s) to Shareholders.

Annual Report  |  December 31, 2017
Schwab® Monthly Income Funds

Schwab® Monthly Income Fund –
Moderate Payout
Schwab® Monthly Income Fund –
Enhanced Payout
Schwab® Monthly Income Fund –
Maximum Payout

This page is intentionally left blank.

Schwab Monthly Income Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended December 31, 2017
Schwab Monthly Income Fund – Moderate Payout (Ticker Symbol: SWJRX)	10.80%
Moderate Payout Composite Index	11.40%
Fund Category: Morningstar Allocation - 30% to 50% Equity[1]	9.86%
Performance Details	pages 7-9

Schwab Monthly Income Fund – Enhanced Payout (Ticker Symbol: SWKRX)	8.19%
Enhanced Payout Composite Index	8.68%
Fund Category: Morningstar Allocation - 30% to 50% Equity[1]	9.86%
Performance Details	pages 10-12

Schwab Monthly Income Fund – Maximum Payout (Ticker Symbol: SWLRX)	5.64%
Maximum Payout Composite Index	6.02%
Fund Category: Morningstar Allocation - 15% to 30% Equity[1]	6.25%
Performance Details	pages 13-15

Minimum Initial Investment[2]	$ 100
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see prospectus for further detail and eligibility requirements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one element we’ve found that holds fairly consistent is that while investors seek income, they often also want the opportunity for growth. That’s why in addition to providing a set of products that suit a range of risk appetites, Charles Schwab Investment Management also seeks to give those who have reached retirement different solutions for enjoying their golden years.
While income is not guaranteed, the Schwab Monthly Income Funds are managed to produce monthly payments of investment income throughout each calendar year. Each fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted payouts, while taking into account the funds’ specific risk tolerances and desired level of capital appreciation. This reduces the complexity of the investment process for investors, allowing them to decide how they want to balance income and growth potential, and then select the fund that matches their needs.
An important component of the Schwab Monthly Income Funds is the role of the portfolio management team in rebalancing the funds’ portfolios. As markets change, the funds’ portfolio managers reallocate the mix of underlying fixed income and equity funds to keep each fund in line with its stated payout strategy. Another component of the funds is the impact that changes made at the underlying fund level can have on the funds. In the most recent reporting period, for example, rising stock prices led to the sale of some equity positions in the underlying funds, which affected the Schwab Monthly Income Funds’ annual income payouts. In this instance, the resulting short-term capital gains received meant the Schwab Monthly Income Fund – Moderate Payout fund, which has the largest allocation to equity, had the highest annual income payout of the three funds.1
At Charles Schwab Investment Management, we believe that with adequate oversight, income investing doesn’t have to come at the expense of growth. The Schwab Monthly Income Funds are a key part of our core retirement product lineup because they give investors access to strategies that offer the potential for both income and growth. In so doing, these funds can help manage some of the risks investors may face in retirement without sacrificing the ability to keep building their nest egg.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Monthly Income Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ While income is not guaranteed, the Schwab Monthly Income Funds are managed to produce monthly payments of investment income throughout each calendar year.”
Management views may have changed since the report date.
[1]	While the Schwab Monthly Income Fund – Maximum Payout is typically expected to have the highest annual payout of the three funds, certain factors, including the interest rate environment, the allocation of fund assets across different asset classes and investments, and the performance of the financial markets in which the funds invest, may result in a different outcome.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment

Over the 12-month reporting period ended December 31, 2017, both equity and fixed income markets generated positive returns. Stock markets in the U.S. reached record highs several times during 2017, driven largely by expectations for policy changes in Washington and a bright U.S. economic picture. Outside the U.S., stocks rose as global economies strengthened together and central bank policies remained relatively accommodative. The U.S. dollar generally depreciated against many major overseas currencies, supporting international stocks and enhancing returns on overseas investments in U.S. dollar terms. Meanwhile, the U.S. yield curve generally flattened over the 12-month reporting period, with short-term yields rising and longer-term yields remaining relatively steady. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 21.83%, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 25.03%. For the same period, the MSCI Emerging Markets Index (Net)* returned 37.28%. In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for the 12-month reporting period, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 10.33%.
Economies around the globe strengthened and grew over the reporting period. In the U.S., unemployment remained low, measuring below 5.0% for the entire reporting period and held at a 17-year low in December, while wage growth began to pick up toward the end of the year, brightening the U.S. inflation picture. Corporate profits came in strong and better than expected for most companies each quarter, and the U.S. consumer generally remained optimistic, as measurements of both consumer confidence and consumer sentiment stayed at near record levels throughout the reporting period. In addition, after a disappointing start to 2017, U.S. real gross domestic product (GDP) rose from slightly over 1% to above 3% in both the second and third quarters. Outside the U.S., a recovering labor market, strong exports, and continued accommodative monetary policies contributed to strengthening GDP numbers for the eurozone in 2017, with Germany and France leading the way. Increasing exports resulted in a seventh straight quarter of growth for Japan in the third quarter, while in China, economic growth showed signs of stability after concerns about slowing growth weighed on the country earlier in the year.
Asset Class Performance Comparison % returns during the 12 months ended December 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment (continued)

During 2017, the Federal Reserve (Fed) continued to take steps toward a more normalized monetary policy environment. Even with low levels of inflation, the Fed raised short-term interest rates in March, June, and December, each time by 0.25%, with the federal funds rate ending the reporting period in a range of 1.25% to 1.50%. The March increase was largely unexpected by the markets until about two weeks prior, resulting in a sharp increase in short-term yields. The remaining two interest rate hikes of the year were generally anticipated, and short-term yields rose more gradually as a result. Additionally, the Fed announced plans in June to begin reducing the size of its approximately $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. This process began in October, and as expected, proved to be uneventful in the final months of the year. Both the short-term rate increases and the balance sheet unwinding signaled the Fed’s continued confidence in the U.S. and overall global economy.
Outside the U.S., monetary policies remained relatively accommodative amid low inflation, though some central banks did take steps toward tighter policies. The European Central Bank left interest rates unchanged and announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England raised its benchmark rate for the first time in 10 years to 0.50% in early November, with expectations for only two additional increases by the end of 2020. Meanwhile, the Bank of Japan maintained negative interest rates and continued to use yield curve management as a policy tool.
During the 12-month reporting period, the U.S. bond yield curve flattened and yields remained low relative to historical averages. Short-term yields, which are directly influenced by central bank policy, rose in response to the federal funds rate increases in March, June, and December. Longer-term yields, by comparison, are driven more by economic growth and inflation expectations. Despite steady economic growth over 2017, inflation remained muted and longer-term yields were generally range bound.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the funds. She has served as portfolio manager of the funds since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout as of December 31, 2017

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Moderate Payout (the fund) is designed to offer investors a targeted annual payout of 3% to 4%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 3%, and during a high interest rate environment, is expected to be 3% to 6%. The fund uses the internally calculated, custom-blended Moderate Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted strong gains for the 12-month reporting period ended December 31, 2017 against a backdrop of an earnings rebound and global economic recovery. Over the reporting period, the U.S. economy showed continual strength, due in part to the Trump administration’s pro-business agenda. Labor markets remained strong, helping fuel growth in consumer spending and residential homebuilding and a high level of overall consumer confidence. Over the year, the Federal Reserve (Fed) continued its efforts toward interest rate normalization, raising the federal funds target rate three times and instituting the Fed’s balance sheet reduction program in October, all with little disruption to the markets. The global economic turnaround, which began in mid-2016, continued in 2017, propelling global stock prices.
Performance. The fund’s distribution yield (payout) was 2.93% for the year ended December 31, 2017, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was 10.80%, while the composite index returned 11.40%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
All five of the fund’s key asset classes (excluding cash) contributed positively to the fund’s total return for the reporting period, although three underperformed their respective composite index benchmark component, leading to the fund’s underperformance of the composite index.
The fund’s international equity exposure was the greatest contributor to both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning 33.65% versus the composite index’s international equity allocation component, the MSCI EAFE® Index (Net), which returned 25.03%.
The fund’s real estate exposure also contributed positively to the fund’s total return and relative performance. The Schwab Global Real Estate Fund™ returned 15.34% for the reporting period versus its comparative index, the FTSE EPRA/NAREIT Global Index (Net), which returned 13.99%.
The fund’s U.S. large-cap equity exposure contributed strongly to the fund’s total return, but its underperformance of the composite index’s U.S. large-cap equity allocation component detracted from the fund’s relative return. The Schwab Dividend Equity Fund returned 15.67% for the reporting period versus the S&P 500® Index’s return of 21.83%.
While not nearly to the degree of the fund’s equity exposures, the fund’s fixed-income allocations also contributed positively to the fund’s total return, with the fund’s core bond exposure returning 3.46% and its intermediate-term bond exposure returning 1.84%. Early in the reporting period, the Schwab Total Bond Market Fund, the fund’s previous core bond allocation, was liquidated and the Schwab U.S. Aggregate Bond Index introduced. On a relative basis, both of the fund’s fixed-income allocations underperformed their respective composite index component, dampening the fund’s relative return.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Moderate Payout (3/28/08)	10.80%	6.00%	5.23%
Moderate Payout Composite Index	11.40%	6.90%	6.23%
S&P 500® Index	21.83%	15.79%	9.80%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.93%
Fund Category: Morningstar Allocation – 30% to 50% Equity[2]	9.86%	5.69%	N/A
Fund Expense Ratios[3]: Net 0.65%; Gross 0.83%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.65% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of December 31, 2017 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	41%
12-Month Distribution Yield	2.93% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout as of December 31, 2017

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Enhanced Payout (the fund) is designed to offer investors a targeted annual payout of 4% to 5%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 4%, and during a high interest rate environment, is expected to be 4% to 7%. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted strong gains for the 12-month reporting period ended December 31, 2017 against a backdrop of an earnings rebound and global economic recovery. Over the reporting period, the U.S. economy showed continual strength, due in part to the Trump administration’s pro-business agenda. Labor markets remained strong, helping fuel growth in consumer spending and residential homebuilding and a high level of overall consumer confidence. Over the year, the Federal Reserve (Fed) continued its efforts toward interest rate normalization, raising the federal funds target rate three times and instituting the Fed’s balance sheet reduction program in October, all with little disruption to the markets. The global economic turnaround, which began in mid-2016, continued in 2017, propelling global stock prices.
Performance. The fund’s distribution yield (payout) was 2.71% for the year ended December 31, 2017, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was 8.19%, with the composite index returning 8.68%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
The fund’s international equity exposure was the greatest contributor to both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning 33.65% versus the composite index’s international equity allocation component, the MSCI EAFE® Index (Net), which returned 25.03%.
The fund’s real estate exposure also contributed positively to the fund’s total return and relative performance. The Schwab Global Real Estate Fund™ returned 15.34% for the reporting period versus its comparative index, the FTSE EPRA/NAREIT Global Index (Net), which returned 13.99%.
The fund’s U.S. large-cap equity exposure contributed strongly to the fund’s total return, but its underperformance of the composite index’s U.S. large-cap equity allocation component detracted from the fund’s relative return. The Schwab Dividend Equity Fund returned 15.67% for the reporting period versus the S&P 500® Index’s return of 21.83%.
While not nearly to the degree of the fund’s equity exposures, the fund’s fixed-income allocations also contributed positively to the fund’s total return, with the fund’s core bond exposure returning 3.46% and its intermediate-term bond exposure returning 1.84%. Early in the reporting period, the Schwab Total Bond Market Fund, the fund’s previous core bond allocation, was liquidated and the Schwab U.S. Aggregate Bond Index introduced. On a relative basis, both of the fund’s fixed-income allocations underperformed their respective composite index component, dampening the fund’s relative return.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Enhanced Payout (3/28/08)	8.19%	4.56%	4.56%
Enhanced Payout Composite Index	8.68%	5.27%	5.49%
S&P 500® Index	21.83%	15.79%	9.80%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.93%
Fund Category: Morningstar Allocation – 30% to 50% Equity[3]	9.86%	5.69%	N/A
Fund Expense Ratios[4]: Net 0.56%; Gross 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Includes 0.56% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of December 31, 2017 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	50%
12-Month Distribution Yield	2.71% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout as of December 31, 2017

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Maximum Payout (the fund) is designed to offer investors a targeted annual payout of 5% to 6%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 5%, and during a high interest rate environment, is expected to be 5% to 8%. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted strong gains for the 12-month reporting period ended December 31, 2017 against a backdrop of an earnings rebound and global economic recovery. Over the reporting period, the U.S. economy showed continual strength, due in part to the Trump administration’s pro-business agenda. Labor markets remained strong, helping fuel growth in consumer spending and residential homebuilding and a high level of overall consumer confidence. Over the year, the Federal Reserve (Fed) continued its efforts toward interest rate normalization, raising the federal funds target rate three times and instituting the Fed’s balance sheet reduction program in October, all with little disruption to the markets. The global economic turnaround, which began in mid-2016, continued in 2017, propelling global stock prices.
Performance. The fund’s distribution yield (payout) was 2.47% for the year ended December 31, 2017, generally in line with the investment adviser’s expectations in an environment in which persisting low interest rates are just beginning to rise. For the 12-month reporting period, the fund’s total return was 5.64%, with the composite index returning 6.02%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
All five of the fund’s key asset classes (excluding cash) contributed positively to the fund’s total return for the reporting period, although three underperformed their respective composite index benchmark component, leading to the fund’s underperformance of the composite index.
The fund’s international equity exposure was the greatest contributor to both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning 33.65% versus the composite index’s international equity allocation component, the MSCI EAFE® Index (Net), which returned 25.03%.
The fund’s real estate exposure also contributed positively to the fund’s total return and relative performance. The Schwab Global Real Estate Fund™ returned 15.34% for the reporting period versus its comparative index, the FTSE EPRA/NAREIT Global Index (Net), which returned 13.99%.
The fund’s U.S. large-cap equity exposure contributed strongly to the fund’s total return, but its underperformance of the composite index’s U.S. large-cap equity allocation component detracted from the fund’s relative return. The Schwab Dividend Equity Fund returned 15.67% for the reporting period versus the S&P 500® Index’s return of 21.83%.
While not nearly to the degree of the fund’s equity exposures, the fund’s fixed-income allocations also contributed positively to the fund’s total return, with the fund’s core bond exposure returning 3.46% and its intermediate-term bond exposure returning 1.84%. Early in the reporting period, the Schwab Total Bond Market Fund, the fund’s previous core bond allocation, was liquidated and the Schwab U.S. Aggregate Bond Index introduced. On a relative basis, both of the fund’s fixed-income allocations underperformed their respective composite index component, dampening the fund’s relative return.

Management views and portfolio holdings may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Maximum Payout (3/28/08)	5.64%	3.14%	3.63%
Maximum Payout Composite Index	6.02%	3.63%	4.71%
S&P 500® Index	21.83%	15.79%	9.80%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.93%
Fund Category: Morningstar Allocation – 15% to 30% Equity[2]	6.25%	3.45%	N/A
Fund Expense Ratios[3]: Net 0.46%; Gross 0.64%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.46% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of December 31, 2017 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	63%
12-Month Distribution Yield	2.47% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets4,5

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, nonproprietary mutual funds, and cash and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2017 and held through December 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 7/1/17	Ending Account Value (Net of Expenses) at 12/31/17	Expenses Paid During Period 7/1/17-12/31/17[2,5]	Effective Expenses Paid During Period 7/1/17-12/31/17[4,5]
Schwab Monthly Income Fund - Moderate Payout
Actual Return	0.00%	0.58%	$1,000.00	$1,054.40	$0.00	$3.00
Hypothetical 5% Return	0.00%	0.58%	$1,000.00	$1,025.20	$0.00	$2.96
Schwab Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	0.46%	$1,000.00	$1,039.20	$0.00	$2.36
Hypothetical 5% Return	0.00%	0.46%	$1,000.00	$1,025.20	$0.00	$2.35
Schwab Monthly Income Fund - Maximum Payout
Actual Return	0.00%	0.34%	$1,000.00	$1,025.00	$0.00	$1.74
Hypothetical 5% Return	0.00%	0.34%	$1,000.00	$1,025.20	$0.00	$1.73

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$10.31	$10.46	$11.21	$11.14	$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.21 [1]	0.22 [1]	0.23	0.21
Net realized and unrealized gains (losses)	0.87	0.26	(0.24)	0.44	0.74
Total from investment operations	1.10	0.47	(0.02)	0.67	0.95
Less distributions:
Distributions from net investment income	(0.32)	(0.22)	(0.28)	(0.31)	(0.21)
Distributions from net realized gains	—	(0.40)	(0.45)	(0.29)	(0.12)
Total distributions	(0.32)	(0.62)	(0.73)	(0.60)	(0.33)
Net asset value at end of period	$11.09	$10.31	$10.46	$11.21	$11.14
Total return	10.80%	4.58%	(0.24%)	6.09%	9.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	—	0.00% [3],[4]	—	—
Gross operating expenses[2]	0.20%	0.18%	0.23%	0.25%	0.30%
Net investment income (loss)	2.11%	1.99%	1.98%	2.00%	2.02%
Portfolio turnover rate	41% [5]	9%	14%	16%	39%
Net assets, end of period (x 1,000,000)	$49	$45	$48	$49	$47

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 14% without including these transactions (see financial note 7).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.0% of net assets

Equity Funds 47.8%
Global Real Estate 7.1%
Schwab Global Real Estate Fund	445,511	3,448,259
International 12.3%
Laudus International MarketMasters Fund, Select Shares	225,959	5,981,125
Large-Cap 28.4%
Schwab Dividend Equity Fund	843,493	13,774,239
		23,203,623

Fixed-Income Funds 50.2%
Intermediate-Term Bond 50.2%
Schwab Intermediate-Term Bond Fund	880,862	8,808,617
Schwab U.S. Aggregate Bond Index Fund	1,545,892	15,567,137
		24,375,754
Total Affiliated Underlying Funds
(Cost $43,841,392)		47,579,377
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 2.2% of net assets

Money Market Fund 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	1,065,938	1,065,938
Total Unaffiliated Underlying Fund
(Cost $1,065,938)		1,065,938
(a)	The rate shown is the 7-day yield.

Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	256,367	17,551	(47,959)	225,959	$1,340,398	$15,718	$262,964
Schwab Dividend Equity Fund	813,913	141,362	(111,782)	843,493	646,598	(36,447)	1,332,681
Schwab Global Real Estate Fund	457,071	44,307	(55,867)	445,511	317,235	12,423	139,107
Schwab Intermediate-Term Bond Fund	904,209	56,182	(79,529)	880,862	20,429	(26,542)	171,072
Schwab Total Bond Market Fund	1,445,307	29,557	(1,474,864)	—	174,100	(52,408)	98,853
Schwab U.S. Aggregate Bond Index Fund	—	1,582,637	(36,745)	1,545,892	3,973	(21)	246,721
Total					$2,502,733	($87,277)	$2,251,398
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2017, all of the fund’s investment securities were classified as Level 1. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $43,841,392)		$47,579,377
Investments in unaffiliated underlying funds, at value (cost $1,065,938)		1,065,938
Receivables:
Fund shares sold		325,101
Dividends		47,465
Due from investment adviser		7,211
Prepaid expenses	+	3,637
Total assets		49,028,729
Liabilities
Payables:
Investments bought		437,892
Fund shares redeemed		13,274
Accrued expenses	+	23,598
Total liabilities		474,764
Net Assets
Total assets		49,028,729
Total liabilities	–	474,764
Net assets		$48,553,965
Net Assets by Source
Capital received from investors		44,841,588
Net investment income not yet distributed		1,243
Net realized capital losses		(26,851)
Net unrealized capital appreciation		3,737,985

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$48,553,965		4,379,445		$11.09

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$958,928
Dividends received from unaffiliated underlying funds	+	6,801
Total investment income		965,729
Expenses
Professional fees		31,877
Registration fees		20,535
Shareholder reports		14,524
Portfolio accounting fees		11,153
Independent trustees’ fees		7,362
Custodian fees		1,109
Transfer agent fees		1,026
Other expenses	+	3,510
Total expenses		91,096
Expense reduction by CSIM	–	91,096
Net expenses	–	—
Net investment income		965,729
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,292,470
Net realized losses on sales of affiliated underlying funds	+	(87,277)
Net realized gains		1,205,193
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	2,502,733
Net realized and unrealized gains		3,707,926
Increase in net assets resulting from operations		$4,673,655

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$965,729	$953,548
Net realized gains (losses)		1,205,193	(206,736)
Net change in unrealized appreciation (depreciation)	+	2,502,733	1,357,485
Increase in net assets from operations		4,673,655	2,104,297
Distributions to Shareholders
Distributions from net investment income		(1,386,248)	(996,011)
Distributions from net realized gains	+	—	(1,687,969)
Total distributions		($1,386,248)	($2,683,980)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,094,129	$11,819,211	1,110,659	$11,703,162
Shares reinvested		79,010	863,272	174,631	1,810,427
Shares redeemed	+	(1,134,223)	(12,176,364)	(1,535,238)	(16,200,694)
Net transactions in fund shares		38,916	$506,119	(249,948)	($2,687,105)
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,340,529	$44,760,439	4,590,477	$48,027,227
Total increase or decrease	+	38,916	3,793,526	(249,948)	(3,266,788)
End of period		4,379,445	$48,553,965	4,340,529	$44,760,439
Net investment income not yet distributed			$1,243		$—

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$10.81	$10.92	$11.18	$10.84	$10.50
Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	0.22 [1]	0.22 [1]	0.23	0.21
Net realized and unrealized gains (losses)	0.64	0.18	(0.22)	0.39	0.34
Total from investment operations	0.88	0.40	—	0.62	0.55
Less distributions:
Distributions from net investment income	(0.31)	(0.24)	(0.26)	(0.28)	(0.21)
Distributions from net realized gains	—	(0.27)	—	—	—
Total distributions	(0.31)	(0.51)	(0.26)	(0.28)	(0.21)
Net asset value at end of period	$11.38	$10.81	$10.92	$11.18	$10.84
Total return	8.19%	3.69%	0.02%	5.76%	5.31%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	—	0.00% [3],[4]	—	0.00% [3]
Gross operating expenses[2]	0.11%	0.10%	0.13%	0.15%	0.15%
Net investment income (loss)	2.14%	2.01%	1.99%	2.03%	1.99%
Portfolio turnover rate	50% [5]	6%	11%	14%	42%
Net assets, end of period (x 1,000,000)	$95	$94	$97	$98	$94

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 13% without including these transactions (see financial note 7).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.0% of net assets

Equity Funds 32.8%
Global Real Estate 4.9%
Schwab Global Real Estate Fund	603,780	4,673,254
International 8.5%
Laudus International MarketMasters Fund, Select Shares	308,302	8,160,761
Large-Cap 19.4%
Schwab Dividend Equity Fund	1,130,149	18,455,327
		31,289,342

Fixed-Income Funds 65.2%
Intermediate-Term Bond 65.2%
Schwab Intermediate-Term Bond Fund	2,299,209	22,992,091
Schwab U.S. Aggregate Bond Index Fund	3,882,059	39,092,333
		62,084,424
Total Affiliated Underlying Funds
(Cost $85,891,111)		93,373,766
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 1.8% of net assets

Money Market Fund 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	1,758,440	1,758,440
Total Unaffiliated Underlying Fund
(Cost $1,758,440)		1,758,440
(a)	The rate shown is the 7-day yield.

Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	366,908	26,365	(84,971)	308,302	$1,911,070	$20,174	$365,854
Schwab Dividend Equity Fund	1,165,151	148,528	(183,530)	1,130,149	877,074	390	1,798,553
Schwab Global Real Estate Fund	654,493	47,947	(98,660)	603,780	426,250	33,635	191,918
Schwab Intermediate-Term Bond Fund	2,453,650	144,473	(298,914)	2,299,209	64,529	(81,591)	453,414
Schwab Total Bond Market Fund	3,921,810	22,491	(3,944,301)	—	449,091	(119,829)	267,378
Schwab U.S. Aggregate Bond Index Fund	—	4,007,856	(125,797)	3,882,059	9,790	(3,374)	650,809
Total					$3,737,804	($150,595)	$3,727,926
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2017, all of the fund’s investment securities were classified as Level 1. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $85,891,111)		$93,373,766
Investments in unaffiliated underlying funds, at value (cost $1,758,440)		1,758,440
Receivables:
Fund shares sold		1,001,784
Dividends		120,423
Due from investment adviser		8,307
Prepaid expenses	+	4,601
Total assets		96,267,321
Liabilities
Payables:
Investments bought		912,049
Fund shares redeemed		32,809
Accrued expenses	+	29,098
Total liabilities		973,956
Net Assets
Total assets		96,267,321
Total liabilities	–	973,956
Net assets		$95,293,365
Net Assets by Source
Capital received from investors		87,653,558
Net investment income not yet distributed		2,032
Net realized capital gains		155,120
Net unrealized capital appreciation		7,482,655

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$95,293,365		8,372,926		$11.38

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$1,980,519
Dividends received from unaffiliated underlying funds	+	13,504
Total investment income		1,994,023
Expenses
Professional fees		35,950
Registration fees		21,509
Shareholder reports		19,246
Portfolio accounting fees		11,752
Independent trustees’ fees		7,636
Transfer agent fees		2,648
Custodian fees		948
Other expenses	+	4,076
Total expenses		103,765
Expense reduction by CSIM	–	103,765
Net expenses	–	—
Net investment income		1,994,023
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,747,407
Net realized losses on sales of affiliated underlying funds	+	(150,595)
Net realized gains		1,596,812
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	3,737,804
Net realized and unrealized gains		5,334,616
Increase in net assets resulting from operations		$7,328,639

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$1,994,023	$1,958,613
Net realized gains (losses)		1,596,812	(77,050)
Net change in unrealized appreciation (depreciation)	+	3,737,804	1,665,570
Increase in net assets from operations		7,328,639	3,547,133
Distributions to Shareholders
Distributions from net investment income		(2,561,455)	(2,071,076)
Distributions from net realized gains	+	—	(2,328,748)
Total distributions		($2,561,455)	($4,399,824)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,693,731	$18,980,573	1,441,978	$15,938,101
Shares reinvested		141,532	1,592,596	257,844	2,805,280
Shares redeemed	+	(2,117,722)	(23,627,143)	(1,938,255)	(21,388,674)
Net transactions in fund shares		(282,459)	($3,053,974)	(238,433)	($2,645,293)
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,655,385	$93,580,155	8,893,818	$97,078,139
Total increase or decrease	+	(282,459)	1,713,210	(238,433)	(3,497,984)
End of period		8,372,926	$95,293,365	8,655,385	$93,580,155
Net investment income not yet distributed			$2,032		$—

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$9.85	$9.95	$10.37	$10.22	$10.29
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.20 [1]	0.21 [1]	0.21	0.20
Net realized and unrealized gains (losses)	0.33	0.09	(0.18)	0.33	(0.03)
Total from investment operations	0.55	0.29	0.03	0.54	0.17
Less distributions:
Distributions from net investment income	(0.25)	(0.22)	(0.23)	(0.25)	(0.20)
Distributions from net realized gains	—	(0.17)	(0.22)	(0.14)	(0.04)
Total distributions	(0.25)	(0.39)	(0.45)	(0.39)	(0.24)
Net asset value at end of period	$10.15	$9.85	$9.95	$10.37	$10.22
Total return	5.64%	2.97%	0.22%	5.29%	1.66%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3],[4]	—	0.00% [3],[4]	—	—
Gross operating expenses[2]	0.20%	0.18%	0.23%	0.22%	0.21%
Net investment income (loss)	2.17%	2.02%	2.01%	2.05%	1.96%
Portfolio turnover rate	63% [5]	9%	14%	16%	46%
Net assets, end of period (x 1,000,000)	$48	$47	$50	$52	$55

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. There were no transaction costs associated with these transactions. For comparison purposes, portfolio turnover rate would have been 16% without including these transactions (see financial note 7).

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.2% of net assets

Equity Funds 18.0%
Global Real Estate 2.6%
Schwab Global Real Estate Fund	163,087	1,262,293
International 5.0%
Laudus International MarketMasters Fund, Select Shares	90,760	2,402,422
Large-Cap 10.4%
Schwab Dividend Equity Fund	310,179	5,065,222
		8,729,937

Fixed-Income Funds 80.2%
Intermediate-Term Bond 80.2%
Schwab Intermediate-Term Bond Fund	1,458,903	14,589,030
Schwab U.S. Aggregate Bond Index Fund	2,411,112	24,279,901
		38,868,931
Total Affiliated Underlying Funds
(Cost $45,449,747)		47,598,868
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 1.8% of net assets
Money Market Fund 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	890,118	890,118
Total Unaffiliated Underlying Fund
(Cost $890,118)		890,118
(a)	The rate shown is the 7-day yield.

Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	101,038	9,814	(20,092)	90,760	$545,682	($9,415)	$105,624
Schwab Dividend Equity Fund	314,650	55,648	(60,119)	310,179	203,596	43,231	497,421
Schwab Global Real Estate Fund	179,503	11,971	(28,387)	163,087	123,104	414	52,255
Schwab Intermediate-Term Bond Fund	1,521,784	199,024	(261,905)	1,458,903	12,800	(36,551)	285,525
Schwab Total Bond Market Fund	2,432,401	33,289	(2,465,690)	—	(104,582)	313,975	168,545
Schwab U.S. Aggregate Bond Index Fund	—	2,577,590	(166,478)	2,411,112	7,635	(10,077)	409,320
Total					$788,235	$301,577	$1,518,690
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At December 31, 2017, all of the fund’s investment securities were classified as Level 1. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information)

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $45,449,747)		$47,598,868
Investments in unaffiliated underlying funds, at value (cost $890,118)		890,118
Receivables:
Fund shares sold		172,361
Dividends		75,664
Due from investment adviser		7,746
Prepaid expenses	+	4,199
Total assets		48,748,956
Liabilities
Payables:
Investments bought		76,934
Fund shares redeemed		172,036
Accrued expenses	+	24,651
Total liabilities		273,621
Net Assets
Total assets		48,748,956
Total liabilities	–	273,621
Net assets		$48,475,335
Net Assets by Source
Capital received from investors		46,174,973
Net investment income not yet distributed		2,062
Net realized capital gains		149,179
Net unrealized capital appreciation		2,149,121

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$48,475,335		4,775,919		$10.15

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$1,032,854
Dividends received from unaffiliated underlying funds	+	7,077
Total investment income		1,039,931
Expenses
Professional fees		32,102
Registration fees		21,738
Shareholder reports		15,478
Portfolio accounting fees		11,184
Independent trustees’ fees		7,375
Transfer agent fees		1,175
Custodian fees		1,093
Interest expense		42
Other expenses	+	3,533
Total expenses		93,720
Expense reduction by CSIM	–	93,678
Net expenses	–	42
Net investment income		1,039,889
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		485,836
Net realized gains on sales of affiliated underlying funds	+	301,577
Net realized gains		787,413
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	788,235
Net realized and unrealized gains		1,575,648
Increase in net assets resulting from operations		$2,615,537

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$1,039,889	$1,022,387
Net realized gains (losses)		787,413	(49,753)
Net change in unrealized appreciation (depreciation)	+	788,235	429,137
Increase in net assets from operations		2,615,537	1,401,771
Distributions to Shareholders
Distributions from net investment income		(1,195,871)	(1,093,967)
Distributions from net realized gains	+	—	(821,885)
Total distributions		($1,195,871)	($1,915,852)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,706,617	$17,197,795	1,145,786	$11,614,469
Shares reinvested		70,590	711,591	111,551	1,109,744
Shares redeemed	+	(1,785,744)	(17,962,827)	(1,528,022)	(15,397,955)
Net transactions in fund shares		(8,537)	($53,441)	(270,685)	($2,673,742)
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,784,456	$47,109,110	5,055,141	$50,296,933
Total increase or decrease	+	(8,537)	1,366,225	(270,685)	(3,187,823)
End of period		4,775,919	$48,475,335	4,784,456	$47,109,110
Net investment income not yet distributed			$2,062		$—

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Monthly Income Fund - Moderate Payout	Laudus International MarketMasters Fund™
Schwab Monthly Income Fund - Enhanced Payout	Schwab Balanced Fund™
Schwab Monthly Income Fund - Maximum Payout	Schwab Core Equity Fund™
Schwab Target 2010 Fund	Schwab Dividend Equity Fund™
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund™
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund™
Schwab Target 2025 Fund	Schwab Hedged Equity Fund™
Schwab Target 2030 Fund	Schwab Health Care Fund™
Schwab Target 2035 Fund	Schwab® International Core Equity Fund
Schwab Target 2040 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab ® S&P 500 Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2010 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2015 Index Fund
Schwab ® U.S. Large-Cap Growth Index Fund	Schwab Target 2020 Index Fund
Schwab ® U.S. Large-Cap Value Index Fund	Schwab Target 2025 Index Fund
Schwab ® U.S. Mid-Cap Index Fund	Schwab Target 2030 Index Fund
Schwab International Index Fund®	Schwab Target 2035 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2055 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2060 Index Fund
The Schwab Monthly Income Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, cash and cash equivalents, including money market securities and exchange-traded funds (ETFs).
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of December 31, 2017 are disclosed in the Portfolio Holdings.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The funds make distributions from net investment income monthly and from net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Structural Risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if a fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed income securities, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will depend on the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk than investment-grade securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected.
•   Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Money Market Fund Risk. A fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Real Estate Investment Trust (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

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Schwab Monthly Income Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2017, each Schwab Monthly Income Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Laudus International MarketMasters Fund, Select Shares	0.3%	0.5%	0.1%
Schwab Dividend Equity Fund	0.9%	1.2%	0.3%
Schwab Global Real Estate Fund	1.2%	1.6%	0.4%
Schwab Intermediate-Term Bond Fund	2.7%	7.1%	4.5%
Schwab U.S. Aggregate Bond Index Fund	0.9%	2.3%	1.4%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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Schwab Monthly Income Funds
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. The funds may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Monthly Income Fund - Moderate Payout	$19,871,910	$18,568,503
Schwab Monthly Income Fund - Enhanced Payout	45,482,072	47,484,697
Schwab Monthly Income Fund - Maximum Payout	29,535,282	29,369,510
The purchases and sales of securities include transactions where the funds redeemed in-kind their positions in the Schwab Total Bond Market Fund, and made purchases in-kind into the Schwab U.S. Aggregate Bond Index Fund. In the transaction, each of the Schwab Monthly Income Fund—Moderate Payout, Schwab Monthly Income Fund—Enhanced Payout, and Schwab Monthly Income Fund—Maximum Payout effected an in-kind redemption from the Schwab Total Bond Market Fund and simultaneously engaged in an in-kind purchase, using the securities and cash received, with Schwab U.S. Aggregate Bond Index Fund. All in-kind redemptions and purchases were effected pursuant to the funds’ In-Kind Transactions Policy and Procedures adopted by the Board of Trustees. The funds realized gains (losses) in selling the Schwab Total Bond Market Fund and those amounts are disclosed in the summary of the fund’s transactions with its affiliated underlying funds at the end of each respective fund’s Portfolio Holdings.

8. Federal Income Taxes:
As of December 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Tax cost	$45,381,481	$87,901,590	$46,500,335
Gross unrealized appreciation	$3,443,142	$7,230,616	$2,002,872
Gross unrealized depreciation	(179,308)	—	(14,221)
Net unrealized appreciation (depreciation)	$3,263,834	$7,230,616	$1,988,651
As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Undistributed ordinary income	$1,243	$2,032	$2,062
Undistributed long-term capital gains	447,300	407,159	309,649
Net unrealized appreciation (depreciation) on investments	3,263,834	7,230,616	1,988,651
Total	$3,712,377	$7,639,807	$2,300,362

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Schwab Monthly Income Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2017, the funds had no capital loss carryforwards.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2017, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Current period distributions
Ordinary income	$1,386,248	$2,561,455	$1,195,871
Long-term capital gains	—	—	—
Prior period distributions
Ordinary income	$1,089,492	$2,196,571	$1,145,672
Long-term capital gains	1,594,488	2,203,253	770,180
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2017, the funds made the following reclassifications:
	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Capital shares	$—	$—	$—
Undistributed net investment income	421,762	569,464	158,044
Net realized capital gains (losses)	(421,762)	(569,464)	(158,044)
As of December 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout (three of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Schwab Monthly Income Funds
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended December 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab Monthly Income Fund — Moderate Payout	22.34
Schwab Monthly Income Fund — Enhanced Payout	16.38
Schwab Monthly Income Fund — Maximum Payout	9.72
For the fiscal year ended December 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab Monthly Income Fund — Moderate Payout	$443,099
Schwab Monthly Income Fund — Enhanced Payout	604,834
Schwab Monthly Income Fund — Maximum Payout	169,105

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Schwab Monthly Income Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab Monthly Income Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Monthly Income Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Schwab Monthly Income Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Monthly Income Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Citigroup Non-U.S. Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Enhanced Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Enhanced Payout Composite Index is composed of 19.50% S&P 500 Index, 8.12% MSCI EAFE Index (Net), 4.88% FTSE EPRA/NAREIT Global Index (Net), 39.30% Bloomberg Barclays U.S. Aggregate Bond Index, 26.20% Bloomberg Barclays
U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Bloomberg Barclays U.S. Aggregate Bond Index.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
Maximum Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Maximum Payout Composite Index is composed of 10.50% S&P 500 Index, 4.37% MSCI EAFE Index (Net), 2.63% FTSE EPRA/NAREIT Global Index (Net), 48.30% Bloomberg Barclays U.S. Aggregate Bond Index, 32.20% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S&P 500 Index and 90% Bloomberg Barclays U.S. Aggregate Bond Index.
Moderate Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Moderate Payout Composite Index is composed of 28.50% S&P 500 Index, 11.87% MSCI EAFE Index (Net), 7.13% FTSE EPRA/NAREIT Global Index (Net), 30.30% Bloomberg Barclays U.S. Aggregate Bond Index, 20.20% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.

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Schwab Monthly Income Funds
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
12-Month Distribution Yield  reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

Schwab Monthly Income Funds   |  Annual Report

Notes

Notes

Notes

Schwab Monthly Income Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR45803-06
00204817

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of fifty-two series. Thirty-seven series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-eight series, based on their respective 2017 and 2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016
$1,404,027	$1,176,105	$90,000	$0	$166,000	$117,450	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017: $256,000                        2016: $117,450

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 16, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: February 16, 2018